SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

ORMAT TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Notice of Internet Availability of Proxy Materials
Important Notice Regarding the Availability of Proxy Materials for the Shareholder
Meeting to Be Held on May 6, 2010.
The proxy statement and annual report to security holders are available at
 http://materials.proxyvote.com/686688
To Our Stockholders:
We cordially invite you to attend the 2010 Annual Meeting of Stockholders of Ormat Technologies, Inc. The meeting will take place at the offices of Chadbourne & Parke LLP, 30 Rockefeller Plaza, New York, NY 10112 on Thursday, May 6, 2010, at 1:30 P.M local time. We look forward to your attendance either in person or by proxy.
The purpose of the meeting is to:
1.	Elect two directors, each for a term of three years;

2.	Ratify the appointment of PricewaterhouseCoopers LLP as Ormat Technologies, Inc.’s independent registered public accounting firm for fiscal year 2010; and

3.	Transact any other business that may properly come before the meeting or any postponements or adjournments of the meeting.
Your Board recommends that you vote FOR:
•	the election of the two nominees to the Board of Directors; and

•	the ratification of PricewaterhouseCoopers LLP as Ormat’s independent registered public accounting firm.
Ormat’s 2010 Proxy Statement and Ormat’s Annual Report on Form 10-K for 2009, which includes Ormat’s audited financial statements, are available at http://materials.proxyvote.com/686688.
Stockholders of record as of March 16, 2010 are encouraged to attend the annual meeting. Directions to attend the meeting where you may vote in person can be obtained on our website or by calling us at (775) 356-9029. Beneficial owners of shares held in street name who wish to vote at the meeting will need to obtain a proxy form from their record holder.
YOUR VOTE IS IMPORTANT TO US WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. PLEASE SUBMIT YOUR PROXY TO VOTE YOUR SHARES BY SIGNING AND DATING A PROXY CARD AND RETURNING IT TO US IN THE ENVELOPE PROVIDED.

By order of the Board of Directors, Yehudit Bronicki Chief Executive Officer

*** Exercise Your *Right* to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

ORMAT TECHNOLOGIES, INC.

BROKER
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51 MERCEDES WAY
EDGEWOOD NY 11717

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John Sample
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Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 16, 2010
Date: May 06, 2010 **Time:** 1:30 PM EST
Location: Chadbourne & Parke
30 Rockefeller Plaza
New York, NY 10112

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2010 to facilitate timely delivery. . To facilitate timely delivery please make the request as instructed above on or before How To Vote Please Choose One of The Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy.” To do R2.09.05.010 so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the _2 possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any 0000047903 special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Internal Use Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors
   Nominees
   01 Lucien Bronicki   02 Dan Falk

The Board of Directors recommends you vote FOR the following proposal(s):

2 To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 2010

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Reserved for Broadridge Internal Control Information Voting Instructions tHIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS R2.09.05.010 AS REQUIRED BY THE NEW YORK STOCK EXCHANGE 0000047903_4 Broadridge Internal Use Only P99999-010 Job # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope # 12 Sequence15 # # of # Sequence # # OF #